Supplement Dated August 29, 2022
To The Updating Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, PERSPECTIVE II®, RETIREMENT LATITUDES®,
PERSPECTIVE ADVISORS IISM, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®,
PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II®
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and PERSPECTIVE FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

➢    Effective August 29, 2022, in the section titled “APPENDIX A (Funds Available Under the Contract)”, the expense information and respective footnotes for the JNL/WMC Government Money Market Fund are revised as follows:

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
	JNL/WMC Government Money Market Fund
Domestic/Global Fixed-Income	(Wellington Management Company LLP)	1.36%[5]	0%	0.60%	0.30%

5	Reflects expenses estimated for the current fiscal year.
______________________________
(To be used with JMV23537USP 04/22, JMV21086USP 04/22, JMV23538USP 04/22, JMV21451USP 04/22, JMV21452USP 04/22, VC5869USP 04/22, JMV8037USP 04/22, JMV8037BEUSP 04/22, JMV7697USP 04/22, VC5890USP 04/22, VC3656USP 04/22, VC4224USP 04/22, FVC4224FTUSP 04/22, JMV8798USP 04/22, JMV9476USP 04/22, JMV16966USP 04/22, JMV9476WFUSP 04/22, VC5995USP 04/22, and JMV2731USP 04/22)

JFV101508 08/22